                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    JUNE 8, 1998
                                                            ------------


                              DISCREET LOGIC INC.
                              -------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            QUEBEC                        0-26100              98-0150790
----------------------------            ------------       -------------------
(STATE OR OTHER JURISDICTION            (COMMISSION         (I.R.S. EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)       IDENTIFICATION NO.)


         10 DUKE STREET
    MONTREAL, QUEBEC, CANADA                                    H3C 2L7
--------------------------------                              ------------
     (ADDRESS OF PRINCIPAL                                     (ZIP CODE)
       EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (514) 393-1616
                                                          ----------------

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ITEM 5.  OTHER EVENTS.


     On June 8, 1998, Discreet Logic Inc. (the "Company") issued a press release in which the Company and MGI Software Corp. ("MGI") announced the mutual termination of their Arrangement Agreement entered into on March 9, 1998. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  Exhibits.
          --------

Exhibit No.    Description
-----------    -----------

  99.1         Press release of the Company dated June 8, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCREET LOGIC INC.
July 9, 1998

                                    BY: /s/ Francois Plamondon
                                       ----------------------------
                                       Francois Plamondon
                                       Executive Vice President,
                                       Chief Financial Officer,
                                       Treasurer and Secretary
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                                 EXHIBIT INDEX



EXHIBIT NO.                     DESCRIPTION
-----------    ----------------------------------------------------
   99.1        Press release of the Company dated June 8, 1998.